Holders of Record, holding 5% or more of the outstanding balance for J.P. Morgan Chase Commercial Mortgage Securities Corporation
Commercial Mortgage Pass Through Certificates Series 2002 C3 as reflected in the security position listing as of January 29, 2003 provided by DTC.

Class	Name and Address of Holder	Amount Held	Percentage

A 1	The Bank of New York Fleet Bank	60,000,000	33
	Anthony Trimarchi
	One Wall Street
	New York, NY 10286

A 1	DBTC Americas Suntrust	25,000,000	13
	Herb Basulto
	14 Wall Street, Floor 5
	New York, NY 10005

A 1	Citibank, N.A.	14,000,000	7.5
	David Leslie
	3800 Citibank Center B3 15
	Tampa, FL 33610

A 1	JPMorgan Chase Bank	31,000,000	17
	Paula Dabner
	Proxy, Class Actions, Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254

A 1	JP Morgan Securities Inc.	18,200,000	10
	Fixed Income
	Ken Donohue
	34 Exchange Place Fl 4
	Jersey City, NJ 07302

A 1	State Street Bank and Trust Co	26,000,000	14
	Joseph Callahan
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No Quincy MA 02171

A 2	Bank of New York	36,660,000	9
	Cecile Lamarco
	One Wall Street
	New York, NY 10286

A 2	The Bank of New York Wachovia Bank NA	20,000,000	5
	Joe Winkhart
	1 Wall Street Floor 5
	New York, NY 10286

A 2	Citibank, N.A.	41,600,000	10
	David Leslie
	3800 Citibank Center B3 15
	Tampa, FL 33610

A 2	Deutsche Bank and Trust Americas	27,000,000	6
	John Lasher
	648 Grassmere Park Road
	Nashville, TN 37211

A 2	Deutsche Bank Securities Inc	60,980,000	15
	Andrea Augustina
	1251 Avenue of the Americas
	New York, NY 10020

A 2	JPMorgan Chase Bank	85,915,000	21
	Paula Dabner
	Proxy Class Action Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254

A 2	Suntrust Bank	39,580,000	10
	Julia Colantuono
	PO Box 105504
	Atlanta GA 30348

A 2	UBS Warburg LLc CMO	55,000,000	13
	Rob Cirillo
	1000 Harbor Blvd Fl 8
	Weekhawken NJ 07087

B	The Bank of New York	5,000,000	18
	Cecile Lamarco
	One Wall Street
	New York, NY 10286

B	Boston Safe Deposit and Trust Co.	5,000,000	18
	Melissa Tarasovicch
	Mellon Trust
	525 William Penn Place Ste 3148
	Pittsburgh PA 15259

B	JPMorgan Chase Bank	12,990,000	46
	Paula Dabner
	Proxy Class Action Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254

B	UFJ Trust Company of New York	3,000,000	10
	Mario Calderon
	666 Fifth Avenue Fl 33
	New york, NY 11217

B	Wachovia Bank NA	1,400,000	5
	Courtney Burton
	530 Walnut Street Floor 1
	Philadelphia PA 19101

C	Citibank N.A.	4,316,000	46
	David Leslie
	3800 Citibank Center B3 15
	Tampa, FL 33610

C	JPMorgan Chase Bank	5,000,000	54
	Paula Dabner
	Proxy Class Actions Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254

D	Citibank N.A.	16,224,000	67
	David Leslie
	3800 Citibank Center B3 15
	Tampa, FL 33610

D	JPMorgan Chase Bank	8,000,000	33
	Paula Dabner
	Proxy Class Actions Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254

E	Citibank N.A.	4,316,000	46
	David Leslie
	3800 Citibank Center B3 15
	Tampa, FL 33610

E	JPMorgan Chase Bank	5,000,000	54
	Paula Dabner
	Proxy Class Actions Bankruptcy
	14201 Dallas Pkwy
	Dallas, TX 75254